UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2007

MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

____________________

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

____________________

125 West 55th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 231-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS
This filing contains forward-looking statements. We may, in some cases, use words such as "project”, "believe”, "anticipate”, "plan”, "expect”, "estimate”, "intend”, "should”, "would”, "could”, "potentially”, or "may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond the Company’s control including, among other things: its ability to successfully integrate and manage acquired businesses, including the ability to retain or replace qualified employees, manage growth, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement its strategy; decisions made by persons who control its investments including the distribution of dividends; its regulatory environment for purposes of establishing rate structures and monitoring quality of service; changes in general economic or business conditions, or demographic trends, including changes to the political environment, economy, tourism, construction and transportation costs, changes in air travel, automobile usage, fuel and gas costs, including the ability to recover increases in these costs from customers; reliance on sole or limited source suppliers, particularly in our gas utility business; foreign exchange fluctuations; environmental risks; and changes in U.S. federal tax law.

Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this release may not occur. These forward-looking statements are made as of the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Bank Limited and its worldwide subsidiaries and affiliates.

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

Section 2 - Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 7, 2007, IMTT entered into a Revolving Credit Agreement (the “Agreement”) with Suntrust Bank, Citibank N.A., Regions Bank, Rabobank Nederland, Branch Banking & Trust Co., DNB NOR Bank ASA, Bank of America N.A., BNP Paribas, Bank of Montreal, The Royal Bank of Scotland PLC, Mizuho Corporate Bank Ltd and eight other banks establishing a $600 million US dollar denominated revolving credit facility and a $25 million equivalent Canadian dollar revolving credit facility. The Agreement also allows for an increase in the US dollar denominated revolving credit facility of up to $300 million on the same terms at the election of IMTT. No commitments have been sought from lenders to provide this increase at this time.

At signing, IMTT borrowed $168.5 million under the new US dollar denominated revolving credit facility to fully repay and extinguish the existing two tranches of fixed rate notes issued by IMTT and to replace letters of credit outstanding under the existing US dollar denominated revolving credit facility which has also been terminated. IMTT also borrowed $10.1 million equivalent under the Canadian dollar denominated revolving credit facility to fully repay the existing Canadian dollar denominated revolving credit facility which has been terminated. The terms of the new revolving credit facilities are summarized in the table below. The new facilities will be used to fund IMTT's expansion program and are expected to be more than adequate to fully fund IMTT’s existing and reasonably foreseeable growth capital expenditure plans.

Facility Term	USD revolving credit facility	CAD revolving credit facility
Amount Outstanding at Closing of Facility	$168.5 million	$10.1 million
Undrawn Amount	$431.5 million	$14.9 million
Uncommitted Expansion Amounts	$300 million
Maturity	June, 2012	June, 2012
Amortization	Revolving. Payable at maturity.	Revolving. Payable at maturity
Interest Rate
Floating at LIBOR plus a margin based on the ratio of Debt to EBITDA of IMTT’s operating subsidiaries as follows:

<2.00- 0.55%
2.00>2.50- 0.70%
2.50>3.00- 0.85%
3.00>3.75- 1.00%
3.75>4.00- 1.25%
4.00>- 1.50%

Floating at Canadian LIBOR plus a margin based on the ratio of Debt to EBITDA of IMTT’s operating subsidiaries as follows:

<2.00- 0.55%
2.00>2.50- 0.70%
2.50>3.00- 0.85%
3.00>3.75- 1.00%
3.75>4.00- 1.25%
4.00>- 1.50%

Commitment Fees
A percentage of undrawn committed amounts based on the ratio of Debt to EBITDA of IMTT’s operating subsidiaries as follows:

<2.00- 0.125%
2.00>2.50- 0.15%
2.50>3.00- 0.175%
3.00>3.75- 0.20%
3.75>4.00- 0.25%
4.00>- 0.25%

A percentage of undrawn committed amounts based on the ratio of Debt to EBITDA of IMTT’s operating subsidiaries as follows:

<2.00- 0.125%
2.00>2.50- 0.15%
2.50>3.00- 0.175%
3.00>3.75- 0.20%
3.75>4.00- 0.25%
4.00>- 0.25%

Security	Unsecured except for pledge of 65% of shares in IMTT’s two Canadian subsidiaries.	Unsecured except for pledge of 65% of shares in IMTT’s two Canadian subsidiaries.
Financial Covenants (applicable to IMTT’s operating subsidiaries on a combined basis)	Debt to EBITDA Ratio: Max 4.75x EBITDA to Interest Ratio: Min 3.00x	Debt to EBITDA Ratio: Max 4.75x EBITDA to Interest Ratio: Min 3.00x
Restrictions on Payments of Dividends	None provided no default as a result of payment	None provided no default as a result of payment

To hedge the interest rate risk associated with IMTT's current and projected floating rate borrowings, IMTT has entered into the following interest rate swaps:
  10 year fixed to quarterly LIBOR swap with an initial notional amount of $50 million, increasing to $200 million by December 31, 2012, at a fixed rate of 5.5070%.
  10 year fixed to monthly 67% of LIBOR swap with an initial notional amount of $75 million, increasing to $215 million by Decmber 31, 2008, at a fixed rate of 3.662%.
The second swap is intended to hedge the interest rate risk on an issue of tax-exempt debt that IMTT expects to incur in the near future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

Date: June 12, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes Title: Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date: June 12, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes Title: Chief Executive Officer